UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE PROGRESSIVE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

March 12, 2010

To Holders of Restricted Stock Awards:

The Progressive Corporation will hold its Annual Meeting of Shareholders on Friday, April 23, 2010, at 10:00 a.m., local time, at 6671 Beta Drive, Mayfield Village, Ohio, for the following purposes:		IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS
1. To elect as directors the five nominees identified below for the terms indicated:		TO BE HELD ON APRIL 23, 2010
Name Stuart B. Burgdoerfer Lawton W. Fitt Peter B. Lewis Patrick H. Nettles, Ph.D. Glenn M. Renwick	Term One year Three years Three years Three years Three years

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2. To approve The Progressive Corporation 2010 Equity Incentive Plan and the performance criteria set forth therein;

3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010; and

4. To transact such other business as may properly come before the meeting.

The Board of Directors is not aware of any other such business. Only shareholders of record at the close of business on February 26, 2010 are entitled to vote at the meeting.

The Board of Directors recommends a vote “FOR” the election of each nominee and each of the other proposals.

The Proxy Statement and 2009 Annual Report to Shareholders
are available at http://www.progressiveproxy.com

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.
Please make your request for a copy as instructed in this
notice on or before April 13, 2010 to facilitate timely delivery.

You may access the Proxy Statement and 2009 Annual Report to Shareholders at http://www.progressiveproxy.com.

If you would like to receive a paper or e-mail copy of the proxy materials and a proxy card, you may request one by either:

•   calling 1-800-455-1192 (you will be asked for your Shareholder Control Number, which is printed on the back of this notice);

•   sending an e-mail to PGR-Fulfillment@morrowco.com and inserting your Shareholder Control Number in the subject line; or

•   completing the request for proxy materials form available online at www.eproxyaccess.com/pgr2010.

You can make a one-time request for paper copies or a permanent request to receive paper copies for all future shareholder meetings; this request can be revoked at any time.

After reviewing the proxy materials, you may choose to vote by Internet, mail, or in person. If you wish to vote by Internet, you may access the voting site at https://www.proxyvotenow.com/pgr. To cast your vote online, you will need your Shareholder Control Number (located on the back of this notice) and the last four digits of your social security number (i.e., your PIN). To vote by mail, you will need to request a paper copy of the proxy card in accordance with the instructions above; then, simply cast your vote on the proxy card, sign, date, and return it in the envelope provided. To vote in person at the Annual Meeting, you will need to complete a ballot at the meeting and provide personal identification (e.g., driver’s license). To obtain directions to the location of the Annual Meeting, please call Progressive’s Investor Relations department at 440-395-2222.

If you want to receive a paper copy of these documents, you can request one at any time. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by April 13, 2010, to facilitate timely delivery.

We ask that you cast your vote promptly. Thank you for your continued support!